PROSPECTUS                   W  I  L  S  H  I  R  E                  MAY 1, 2004
                               MUTUAL FUNDS, INC.
                    INVESTMENT AND INSTITUTIONAL CLASS SHARES
                                       OF
                         LARGE COMPANY GROWTH PORTFOLIO
                          LARGE COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY VALUE PORTFOLIO
                          WILSHIRE 5000 INDEX PORTFOLIO
                            (HTTP://WWW.WILFUNDS.COM)
 _______________________________________________________________________________

             TABLE OF CONTENTS                                          PAGE
             Introduction................................................. 2
             Investment and Risk Summary.................................. 3
               Main Investment Strategies................................. 3
               Who May Want to Invest in the Portfolios................... 4
               Main Investment Risks...................................... 5
             Performance and Fee Information.............................. 5
             More Information about Investments and Risks.................15
             Management of the Portfolios.................................18
               Investment Adviser.........................................18
               Investment Sub-Advisers....................................19
               Service and Distribution Plan..............................20
             Shareholder Information......................................21
               How to Buy Portfolio Shares................................21
               How to Sell Portfolio Shares...............................23
               Pricing of Shares..........................................25
               How to Exchange Portfolio Shares...........................25
               Right to Reject Purchase or Exchange Orders................26
               Retirement Plans...........................................26
             Dividend and Distribution Information........................26
             Tax Information..............................................27
             Financial Highlights.........................................27

 _______________________________________________________________________________

         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
 _______________________________________________________________________________

                                  INTRODUCTION


This prospectus describes the following Portfolios offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").


o  Large Company Growth Portfolio                INVESTMENT  OBJECTIVE:  to provide investment results of a
o  Large Company Value Portfolio                 portfolio of publicly  traded  common  stocks of companies
o  Small Company Growth Portfolio                in the applicable  sub-category of the Wilshire 5000 Index
o  Small Company Value Portfolio                 (the "Index").  These Portfolios are not index funds.
   (collectively, the "Style Portfolios")

o  Wilshire 5000 Index Portfolio                 INVESTMENT   OBJECTIVE:   to   replicate  as  closely  as
   (the "Index Portfolio" and, together with     possible   the   performance   of  the  Index  before  the
   the Style Portfolios, the "Portfolios")       deduction of Portfolio expenses.


No Portfolio's investment objective may be changed without approval of the Portfolio's shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). No Portfolio is guaranteed to meet its objective.

On the following pages you will find important information about each Portfolio and its Institutional and Investment classes of shares, including:


o the investment adviser of each Portfolio, Wilshire Associates Incorporated ("Wilshire"), allocates portions of each Portfolio's assets among one or more sub-advisers (each a "Sub-Adviser") with complementary management styles and securities selection disciplines, and monitors the performance of each Portfolio.

o the main investment strategies used by Wilshire and the Portfolio's Sub-Advisers, in seeking to achieve the Portfolio's objective;


o    the main risks of an investment in the Portfolio;

o the Portfolio's past performance measured on both a year-by-year and long-term basis, when available; and

o    the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------
   SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIOS.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

LARGE COMPANY GROWTH PORTFOLIO

o    Focuses on the large company growth segment of the U.S. equity market.

o Invests substantially all its assets in companies with the largest market capitalizations - greater than approximately $1.9 billion as of the date of this prospectus.

o Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have higher price to earnings ratios.

SMALL COMPANY GROWTH PORTFOLIO

o    Focuses on the small company growth segment of the U.S. equity market.

o Invests substantially all its assets in companies with smaller market capitalizations - between approximately $165 million and $1.9 billion as of the date of this prospectus.

o Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have higher price to earnings ratios.

o Less emphasis on a long history of established growth than the Large Company Growth Portfolio.

o Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

LARGE COMPANY VALUE PORTFOLIO

o    Focuses on the large company value segment of the U.S. equity market.

o Invests substantially all its assets in companies with the largest market capitalizations - greater than approximately $1.9 billion as of the date of this prospectus.

o Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and higher than average dividend yield (which means that their price is low relative to the size of their dividend).

SMALL COMPANY VALUE PORTFOLIO

o    Focuses on the small company value segment of the U.S. equity market.

o Invests substantially all its assets in companies with smaller market capitalizations - between approximately $165 million and $1.9 billion as of the date of this prospectus.

o Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and relatively high dividend yield (dividend yields for small companies are generally less than those of large companies).

o Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Each Style Portfolio attempts to invest virtually all of its assets in common stock of companies in its category.

WILSHIRE 5000 INDEX PORTFOLIO

o Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

o Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

o Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 5,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Index Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                    WHO MAY WANT TO INVEST IN THE PORTFOLIOS

A Style Portfolio may appeal to you if:

o    you are a long-term investor or saver;

o    you seek growth of capital;

o you believe that the market will favor a particular style, such as large cap growth stocks, over other styles in the long term and you want a focused exposure to that style; or

o you own other funds or stocks which provide exposure to some but not all styles and would like a more complete exposure to the equity market.

The Index Portfolio may appeal to you if:

o    you are a long-term investor or saver;

o    you seek growth of capital;

o    you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

o you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

Each Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. For example, if large capitalization growth stocks fall out of favor generally with investors, the value of the Large Company Growth Portfolio may decline. You may lose money by investing in a Portfolio, particularly if you choose a Style Portfolio which follows a particular style that has performed poorly. Because the Index Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be a less volatile investment than the Style Portfolios.


                         PERFORMANCE AND FEE INFORMATION

--------------------------------------------------------------------------------
                         LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Growth Portfolio by showing how Investment Class Shares of the Large Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN


1994                   2.29%
1995                  36.65%
1996                  25.74%
1997                  32.20%
1998                  40.72%
1999                  33.95%
2000                (15.59)%
2001                (16.59)%
2002                (21.77)%
2003                  26.45%


During the period shown in the bar chart, the highest return for a quarter was 25.32% (quarter ended 12/31/98) and the lowest return for a quarter was (18.01)% (quarter ended 03/31/01).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                                   SINCE
                                                               1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)
                                                               ------     -------    --------   ------------

Investment Class
   Return Before Taxes.........................................26.45%     (1.38)%     11.80%       11.00%
   Return After Taxes on Distributions(2)......................26.45%     (1.55)%     10.91%       10.13%
   Return  After  Taxes  on  Distributions  and  Sale of
       Portfolio Shares(2) ....................................17.19%     (1.23)%     10.06%        9.36%
Russell 1000 Growth Index(3)...................................29.75%     (5.11)%      9.20%        9.06%

Institutional Class(4)
   Return Before Taxes.........................................26.85%     (1.08)%        --        10.63%
Russell 1000 Growth Index(3)...................................29.75%     (5.11)%        --         7.08%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE LARGE COMPANY GROWTH PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees.............................     0.75%              0.75%
Distribution and Service (12b-1) Fees.......     0.25%               None
Other Expenses..............................     0.47%              0.40%
Total Annual Portfolio Operating Expenses...     1.47%              1.15%


EXAMPLE:

This example helps you to compare the cost of investing in the Large Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year....................................      $150                 $117
3 Years...................................      $465                 $365
5 Years...................................      $803                 $633
10 Years..................................     $1,757               $1,398


--------------------------------------------------------------------------------
                          LARGE COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how Investment Class Shares of the Large Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1994                 (5.15)%
1995                  39.93%
1996                  18.08%
1997                  30.18%
1998                  10.31%
1999                 (6.81)%
2000                  16.96%
2001                 (1.21)%
2002                (17.23)%
2003                  28.51%

During the period shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                                  SINCE
                                                             1 YEAR    5 YEARS     10 YEARS    INCEPTION(1)
                                                             ------    -------     --------    ------------
Investment Class
   Return Before Taxes.......................................28.51%     2.75%        9.93%        10.51%
   Return After Taxes on Distributions(2)....................28.33%     1.72%        7.97%         8.57%
   Return  After  Taxes  on  Distributions  and  Sale of
       Portfolio Shares(2)...................................18.53%     1.77%        7.57%         8.14%
Russell 1000 Value Index(3)..................................30.03%     3.56%       11.87%        12.69%

Institutional Class(4)
   Return Before Taxes.......................................28.83%     3.02%          --          9.39%
Russell 1000 Value Index(3)..................................30.03%     3.56%          --         11.19%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.


FEES AND EXPENSES OF THE LARGE COMPANY VALUE PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management  Fees..............................  0.75%               0.75%
Distribution and Service (12b-1) Fees.........  0.25%                None
Other Expenses................................  0.67%               0.67%
                                                ----                ----
Total Annual Portfolio Operating Expenses.....  1.67%               1.42%
                                                ----                ----


EXAMPLE:

This example helps you to compare the cost of investing in the Large Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year........................................     $170              $145
3 Years.......................................     $526              $449
5 Years.......................................     $907              $776
10 Years......................................    $1,976            $1,702


--------------------------------------------------------------------------------
                         SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Growth Portfolio by showing how Investment Class Shares of the Small Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1994                 (1.38)%
1995                  28.16%
1996                  14.01%
1997                  11.67%
1998                 (3.56)%
1999                  14.43%
2000                  0.99 %
2001                 (3.05)%
2002                (13.94)%
2003                  37.02%

During the period shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 12/31/99) and the lowest return for a quarter was (22.84)% (quarter ended 9/30/98).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                             1 YEAR     5 YEARS     10 YEARS   SINCE INCEPTION(1)
                                                             ------     -------     --------   ------------------
Investment Class
   Return Before Taxes.......................................37.02%      5.73%       7.44%           9.64%
   Return After Taxes on Distributions(2)....................37.02%      4.68%       7.36%           9.22%
   Return After Taxes on Distributions and Sale of
       Portfolio Shares(2)...................................24.06%      4.34%       7.30%           9.03%
Russell 2000 Growth Index(3).................................48.54%      0.86%       5.43%           7.42%

Institutional Class(4)
   Return Before Taxes.......................................37.30%      5.95%         --            6.71%
Russell 2000 Growth Index(3).................................48.54%      0.86%         --            4.28%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.



FEES AND EXPENSES OF THE SMALL COMPANY GROWTH PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees *  ............................   0.85%             0.85%
Distribution and Service (12b-1) Fees..........   0.25%              None
Other Expenses.................................   2.01%             2.03%
                                                  ----              ----
Total Annual Portfolio Operating Expenses......   3.11%             2.88%
                                                  ----              ----

* Management fees do not reflect a voluntary waiver of advisory fees by Wilshire. This waiver may be decreased by Wilshire at any time, subject to approval by the Board of Directors. After this waiver, the Management Fees and Total Annual Portfolio Operating Expenses are:

                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees.................................  0.25%              0.25%
Total Annual Portfolio Operating Expenses.......  2.51%              2.28%



EXAMPLE:

This example helps you to compare the cost of investing in the Small Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year.......................................       $314            $291
3 Years......................................       $960            $892
5 Years......................................     $1,630          $1,518
10 Years.....................................     $3,420          $3,204


--------------------------------------------------------------------------------
                          SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Value Portfolio by showing how Investment Class Shares of the Small Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1994                 (4.54)%
1995                  25.15%
1996                  13.94%
1997                  31.18%
1998                 (5.57)%
1999                (12.20)%
2000                  13.16%
2001                  17.23%
2002                 (7.98)%
2003                  36.41%

During the period shown in the bar chart, the highest return for a quarter was 19.97% (quarter ended 6/30/03) and the lowest return for a quarter was (18.34)% (quarter ended 9/30/02).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                               SINCE
                                                              1 YEAR   5 YEARS    10 YEARS  INCEPTION(1)
                                                              ------   -------    --------  ------------
Investment Class
   Return Before Taxes........................................36.41%    7.89%      9.44%       10.12%
   Return After Taxes on Distributions(2).....................36.31%    7.33%      7.45%        8.18%
   Return  After Taxes on Distributions and Sale of
       Portfolio Shares(2)....................................23.67%    6.47%      7.02%        7.70%
Russell 2000 Value Index(3)...................................46.03%   12.27%      12.69%      14.45%

Institutional Class(4)
   Return Before Taxes........................................36.86%    8.16%        --        10.44%
Russell 2000 Value Index(3)...................................46.03%   12.27%        --        13.59%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.



FEES AND EXPENSES OF THE SMALL COMPANY VALUE PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees * ...........................    0.85 %             0.85%
Distribution and Service (12b-1) Fees........    0.25%               None
Other Expenses...............................    1.02%              0.98%
                                                 ----               ----
Total Annual Portfolio Operating Expenses....    2.12%              1.83%
                                                 ----               ----

* Management fees do not reflect a voluntary waiver of advisory fees by Wilshire. This waiver may be decreased by Wilshire at any time, subject to approval by the Board of Directors. After this waiver, the Management Fees and Total Annual Portfolio Operating Expenses are:

                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees................................   0.25%             0.25%
Total Annual Portfolio Operating Expenses......   1.52%             1.23%


EXAMPLE:

This example helps you to compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year........................................    $215                $186
3 Years.......................................    $664                $576
5 Years.......................................   $1,139               $990
10 Years......................................   $2,452              $2,148


--------------------------------------------------------------------------------
                          WILSHIRE 5000 INDEX PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Index Portfolio by showing how Investment Class Shares of the Index Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


2000                (11.07)%
2001                (11.49)%
2002                (21.32)%
2003                  29.62%

During the period shown in the bar chart, the highest return for a quarter was 17.71% (quarter ended 12/31/99) and the lowest return for a quarter was (16.90)% (quarter ended 9/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                     1 YEAR   SINCE INCEPTION(1)
                                                     ------   ------------------
Investment Class
   Return Before Taxes.............................  29.62%         (1.01)%
   Return After Taxes on Distributions(2)..........  29.46%          1.29%

   Return After Taxes on Distributions and
      Sale of Portfolio Shares(2)..................  19.25%         (1.03)%
Wilshire 5000 Index(3).............................  31.64%         (0.30)%


Institutional Class(4)
   Return Before Taxes.............................  30.05%         (0.73)%
Wilshire 5000 Index(3).............................  31.64%         (0.30)%


(1) Inception date (commencement of investment operations) of the Investment Class and the Institutional Class was February 1, 1999.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.



FEES AND EXPENSES OF THE WILSHIRE 5000 INDEX PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Index Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees................................  0.10%              0.10%
Distribution and Service (12b-1) Fees..........  0.25%               None
Other Expenses.................................  0.71%              0.66%
Total Annual Portfolio Operating Expenses .....  1.06%              0.76%


EXAMPLE:

This example helps you to compare the cost of investing in the Index Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Index Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year........................................   $108              $78
3 Years.......................................   $337              $243
5 Years.......................................   $585              $422
10 Years......................................  $1,294             $942


--------------------------------------------------------------------------------
                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

                                STYLE PORTFOLIOS


Wilshire serves as the investment adviser to the Portfolios. In its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of the Portfolios' assets among the selected Sub-Advisers through the use of sophisticated models. Each Sub-Adviser manages a portion of one or more of the Portfolios. Wilshire selects Sub-Advisers to manage the assets of the Portfolios based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee reviews the daily performance of the
Portfolios and the Sub-Advisers. Additionally, the risk profiles of the Portfolios and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers responsible for portfolio management and holds in-person meetings with Sub-Advisers when, in the opinion of the committee, such action is appropriate.


The Company offers focused exposure to four distinct segments of the U.S. market
- large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for "large company" and "small company" stocks. As of the date of this prospectus, large companies are defined as companies with market capitalizations of greater than approximately $1.9 billion, and small companies are defined as companies with capitalizations between approximately $165 million and $1.9 billion. The Style Portfolios' "growth" and "value" criteria generally follow the criteria of the Portfolios' respective benchmarks. Each Style Portfolio owns only securities within these parameters which correspond to that style. To maintain a proper style exposure in each Style Portfolio, the Sub-Advisers change the Style Portfolios' holdings as companies' characteristics change. A Sub-Adviser sells stocks that no longer meet the criteria of a particular Style Portfolio. For example, a Sub-Adviser may consider a stock to no longer be a value stock if its price advances strongly. Each Sub-Adviser seeks to maintain a fully invested position in the Style Portfolios at all times. This means that the Style Portfolios hold little uninvested cash, thus ensuring that you receive the full benefit of any market advances. The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the Sub-Advisers managing each Portfolio are described in more detail below. No assurance exists that any of the Portfolios will achieve its objectives.

LA CAPITAL
Los Angeles Capital Management and Equity Research ("LA Capital") manages the Small Company Growth, Small Company Value and Wilshire 5000 Index Portfolios and portions of the Large Company Growth and Large Company Value Portfolios.

THE STYLE PORTFOLIOS
In managing the Style Portfolios, LA Capital uses its proprietary "Dynamic Alpha" stock selection model to seek to generate incremental returns above the benchmark, while attempting to control investment risk relative to the benchmark.

Each week LA Capital's investment team develops return forecasts for 45 different fundamental risk measures for the largest 3200 securities in the U.S. equity market. The team then develops forecasts for each security, based upon the security's exposure to these fundamental risk factors and the security's current price. Risk factors include valuation metrics (e.g. price to cash flow, price to earnings), performance metrics (e.g. return on invested capital, earnings momentum, profit margins), analyst forecasts (e.g. projected growth, estimate revision, earnings surprise), balance sheet strength (e.g. debt to equity, pension risk), market factors (e.g. size, beta, relative strength) and fifteen different industry risks.

Portfolios are generated based on the individual security forecasts and the goal of maintaining an acceptable risk profile relative to the benchmark. Portfolios are fully invested, with cash holdings generally representing less than 5% of the portfolio's value.

INDEX PORTFOLIO
The Index Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Index Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

LA Capital manages the Index Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Index Portfolio expenses) through statistical sampling procedures. LA Capital does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LA Capital expects the correlation between the performance of the Index and the Index Portfolio to be over 0.95 before the deduction of Index Portfolio expenses. A correlation of 1.00 would indicate that the Index Portfolio's performance exactly matched that of the Index. The Index Portfolio's ability to track the Index's performance may be affected by factors such as the Index Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Index Portfolio shares.

PUTNAM ADVISORY COMPANY, LLC
Putnam Advisory Company, LLC ("Putnam") serves as a Sub-Adviser to the Large Company Growth Portfolio. The basis of Putnam's structured equity approach is its belief that the combination of fundamental research and technical quantitative techniques can generate superior risk-adjusted performance over time. The firm seeks to construct portfolios that are well diversified in terms of sources of return in excess of applicable benchmarks, while remaining sensitive to risk management and the costs of trading.

Putnam's investment process integrates multiple fundamental and quantitative approaches within a multi-factor model to develop return expectations for a broad universe of over 1,000 securities. The model's fundamental approach currently has two components: analyst recommendations for each security, which are used to initially rank securities, and creation of a "fair value" for each security, which is based on a bottom-up research process. This "fair value" is compared to a company's current share price to determine its percentage discount or premium. Putnam's quantitative model seeks to identify factors that are stable over time, which are divided into four categories: estimate revision, earnings quality, relative strength and relative valuation. Each factor consists of multiple sub-factors designed to seek to predict a stock's behavior.

Putnam's investment process tends to be equally weighted between fundamental and quantitative considerations. It believes that the excess return estimates from its fundamental and quantitative research approaches have low correlations, and as a result, a combination of these analyses provides a strong indication of a stock's expected performance. Specific stocks are selected for the Portfolio based on a combination of their contribution to the Portfolio's expected return in excess of the applicable benchmark and risk exposures. Putnam's goal in stock selection is to build a portfolio that maximizes its overall excess return, is diversified across multiple sources, and has limited exposure to factors that are not expected to contribute to return over time.

GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC
Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") serves as a Sub-Adviser to the Large Company Growth Portfolio. GMO manages its portfolio in a manner that reflects its core philosophy that a risk averse and disciplined application of research creates opportunities for return in excess of applicable benchmarks over time. GMO uses a quantitative research process that is based on fundamental factors to construct its portfolio. This quantitative research process utilizes the firm's substantial database infrastructure to attempt to identify forward-looking opportunities for excess return.

GMO identifies investment opportunities through a variety of processes, including screens that identify both valuation anomalies through the use of the firm's proprietary dividend discount model and momentum factors, which GMO uses to approximate market sentiment. These tools are part of a proprietary optimization process which measures the expected contribution from an investment in terms of excess return and excess risk. In constructing the portfolio, GMO also controls sector weights and capitalization exposures relative to the benchmark.

BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT
Bernstein Investment Research and Management ("Bernstein"), a unit of Alliance Capital Management, LP ("Alliance"), serves as a Sub-Adviser to the Large
Company Value Portfolio. Bernstein's approach to managing its portion of the Portfolio is value-based and price-driven. Bernstein believes that opportunity is created by risk-averse investors who tend to buy and sell based on an emotional overreaction to events of the day, assuming that current conditions - good or bad - will remain unchanged. As a result, it believes that companies facing immediate problems are often shunned by investors, even if their long-term prospects remain sound, which may create compelling buying opportunities. Bernstein performs intensive fundamental research to identify these buying opportunities in the marketplace.

Bernstein's Investment Policy Group takes a bottom-up approach to security selection. They relate the present value of each company's future cash flow, as forecast by Bernstein's analysts, to the current price of its stock. Solving for the internal rate of return, an expected rate of return is derived. The Investment Policy Group then ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. The expected return for each stock is then adjusted for timing risk, by evaluating revisions in consensus earnings estimates and relative return, and concentration risk, or the amount of risk added by a security to the portfolio relative to the benchmark, through use of a proprietary 19-factor risk model.

Once the risk analysis is complete, securities are re-ranked by risk-adjusted expected returns. The Investment Policy Group then selects approximately 150 securities for a model portfolio. Bernstein's portion of the Large Company Value Portfolio is based on the model portfolio, which is adjusted for Wilshire's investment restrictions and timing of cash flows. If selected, securities ranking in the top third of Bernstein's valuation universe are overweighted relative to the benchmark because in its view they represent the most undervalued stocks in that universe. Securities ranked in the middle third of Bernstein's universe, if selected, are market weighted to add diversification to the portfolio. If, over time, a security falls in ranking from the top third of the universe to the middle third, the position is trimmed back to a market weighting. If the security's ranking continues to fall into the bottom third of the universe, it is sold or, if it is a very large capitalization stock, it is underweighted.

                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolios involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolios is equity risk. This is the risk that the prices of stocks held by a Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


INDEX RISK. There is a risk that the Index Portfolio's performance may not match the Index exactly. The Index Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Index Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Portfolio incurs administrative expenses and transaction costs in trading stocks.

STYLE RISK. Another risk of investing in a Style Portfolio is the risk that the Portfolio's style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, and vice versa.

SMALL CAP RISK. The small-cap companies in which the Small Company Growth and Small Company Value Portfolios invest present additional risks. These companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.


--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Wilshire is the investment adviser for the Portfolios. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2004, managed approximately $7 billion in assets.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level investment professionals, many of whom are principals of the firm, with significant investment experience.


The Portfolios paid Wilshire the advisory fees shown below during 2003.

                                                MANAGEMENT FEE AS A % OF AVERAGE
PORTFOLIO                                      DAILY NET ASSETS OF THE PORTFOLIO
---------                                      ---------------------------------
Large Company Growth Portfolio                               0.65%
Large Company Value Portfolio                                0.64%
Small Company Growth Portfolio                               0.25%
Small Company Value Portfolio                                0.25%
Wilshire 5000 Index Portfolio                                0.10%

The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolios in certain circumstances without stockholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Wilshire agreed to waive its fees so that each Portfolio, with the exception of the Index Portfolio, would be charged an annual fee of 0.25% of the average daily net assets of the Portfolio, until both Wilshire and a majority of the independent Directors concluded that any increase was merited in view of the retention of additional sub-advisers or other future developments. The fee waivers were terminated as of April 1, 2003 for all Portfolios other than the Small Company Growth and Small Company Value Portfolios, in connection with the retention of additional sub-advisers.


                             INVESTMENT SUB-ADVISERS


The Securities and Exchange Commission (the "SEC") has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things, setting each Portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

LA CAPITAL
Wilshire has entered into a sub-advisory agreement with LA Capital to manage the Small Company Growth, Small Company Value and Wilshire 5000 Portfolios, and portions of the Large Company Growth and Large Company Value Portfolios, subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolios. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LA Capital, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2004 managed approximately $2.8 billion in assets.

PUTNAM
Wilshire has entered into a sub-advisory agreement with Putnam, effective April 9, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Putnam has managed client assets since it was founded in 1937. Putnam's portion of the Portfolio is managed by a team led by Tony H. Elavia, Ph.D. Dr. Elavia is the Managing Director of Quantitative Research. Dr. Elavia is a Managing Director and Senior Portfolio Manager on the Large Cap Growth Team. In addition, Dr. Elavia is the Director of Quantitative Equity Research and Money Management at Putnam. Dr. Elavia, who joined Putnam in 1999, had been President of TES Partners since 1998. Putnam is located at One Post Office Square, Boston, Massachusetts 02109, and as of March 31, 2004, with its affiliates, managed approximately $227 billion in assets.

GMO
Wilshire has entered into a sub-advisory agreement with GMO, effective April 9, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. GMO has managed portfolios and performed fundamental quantitative research since its inception in the late 1970s. Day to day management of GMO's portion of the Portfolio is the responsibility of the U.S. Quantitative Division of GMO, and no one person is primarily responsible for the management of the portfolio. GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110, and as of March 31, 2004, managed approximately $61 billion in assets.

ALLIANCE
Wilshire has entered into a sub-advisory agreement with Alliance, effective April 9, 2003, for its Bernstein Investment Research and Management unit to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("SCB"), a registered investment adviser and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Marilyn G. Fedak, John P. Mahedy and Lewis A. Sanders are co-portfolio managers of Bernstein's portion of the Large Company Value Portfolio. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group of Bernstein and was also elected to the Board of Directors of Alliance in 1993. She had previously served as Chairman of the U.S. Equity Investment Policy Group at SCB, which she joined in 1984. Mr. Mahedy is the Director of U.S. Value Equity Research at Bernstein. Mr. Mahedy also serves on Bernstein's Large Cap U.S. Value Equity Investment Policy Group. Mr. Mahedy was a senior research analyst with Bernstein from 1995 until 2001. Mr. Sanders is Vice Chairman, Director and Chief Executive Officer of Alliance. He was elected Chairman of the Board of Directors and chief executive officer of SCB in 1993 after serving for 12 years as President and Chief Operating Officer, with senior responsibility for research and investment management. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105, and as of March 31, 2004, managed approximately $482 billion in assets.


                          SERVICE AND DISTRIBUTION PLAN


Each Portfolio has adopted a Service and Distribution Plan for its Investment Class Shares (the "Plan"). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to the Portfolios' Investment Class Shares to finance distribution of those Shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

                             SHAREHOLDER INFORMATION

                           HOW TO BUY PORTFOLIO SHARES

You may buy shares without a sales charge on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio's shares, if we believe it is in a Portfolio's best interest to do so. The Portfolios do not issue share certificates.

MINIMUM INVESTMENTS

The minimum initial investments in a Portfolio are as follows:


o INVESTMENT CLASS SHARES. The minimum initial investment in each Style Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Portfolio is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.


o INSTITUTIONAL CLASS SHARES. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.


You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to the Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.


You also may purchase shares directly from us as follows:


(1) CHECKS. Checks should be made payable to "WILSHIRE MUTUAL FUNDS, INC." For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940

                    If you are mailing via overnight courier:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406


Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made by third party checks.


(2) WIRE PAYMENTS. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

         PNC Bank
         Pittsburgh, PA
         ABA No:  031000053
         Account Number:  8606905548
         FFC: [Name of Fund]
         FBO: (Insert shareholder name and account number.)

If your initial purchase of Portfolio shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) ACCUMULATION PLAN (INVESTMENT CLASS SHARES ONLY). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) ELECTRONIC FUNDS TRANSFER. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:


         PNC Bank
         Wilshire Mutual Funds, Inc. --[Portfolio Name]
         [Shareholder Account Number]
         Account of [Registered Shareholder]

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 39 of this prospectus.


                          HOW TO SELL PORTFOLIO SHARES

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1) BY TELEPHONE. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

         o TELEPHONE REDEMPTION BY CHECK. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.


         o TELEPHONE REDEMPTION BY WIRE. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) BY MAIL. You may also redeem your shares by mailing a request to: Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing via overnight courier, send your request to: Wilshire Mutual Funds, Inc., c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter,
(i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.


SIGNATURE GUARANTEES. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

INVOLUNTARY REDEMPTION. We may redeem all shares in your account if their value falls below $500, in the case of Investment Class Shares, or $150,000, in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500, in the case of Investment Class Shares, and $150,000, in the case of Institutional Class Shares.

REDEMPTION PROCEEDS. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio's Sub-Advisers believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

TELEPHONE TRANSACTIONS. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

                                PRICING OF SHARES


When you purchase shares of either class of a Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of each Portfolio at the close of business on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Net asset value per share of a class of shares is calculated by adding the value of the individual securities held by a Portfolio and attributable to that class, subtracting the liabilities of that class, and dividing by the total number of the shares outstanding of that class. We value each individual security a Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined in accordance with policies adopted by the Board of Directors of the Company.


                        HOW TO EXCHANGE PORTFOLIO SHARES

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. In addition, you can also exchange shares of a Portfolio for shares of the American Advantage Money Market Fund, provided you meet the eligibility requirements for its purchase. Note that exchanges from one Portfolio to another Portfolio are taxable transactions while exchanges from one class to another class of the same Portfolio are not taxable transactions.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:


(1) BY MAIL. You may make an exchange by writing to us at Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.


(2) BY TELEPHONE. Call us at 1-888-200-6796 and give us the information stated above under "By Mail". To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

o Shares will be exchanged at their net asset value next determined after we receive your exchange request.

o    We reserve the right to reject any exchange request in whole or in part.

o We may modify or terminate the availability of exchanges at any time with notice to shareholders.

o You should read the prospectus of the Portfolio whose shares you are acquiring.

                   RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

You should make purchases and exchanges for investment purposes only. The Company attempts to prohibit market timing because short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. The Company reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, redemptions of shares within five days of purchase will be considered excessive, and exchange activity may be limited to four substantial exchanges within one calendar year period, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors, and systematic withdrawal programs. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Company reserves the right to delay for up to two business days the processing of exchange requests if, in the Company's judgment, such delay would be in the Portfolios' best interest, in which case both the redemption and purchase sides of the exchange will be processed at the conclusion of the delay period.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                                RETIREMENT PLANS

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts" and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

                      DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at net asset value in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                 TAX INFORMATION

A Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. A Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. An exchange of a Portfolio's shares for shares of another Portfolio will be treated for tax purposes as a sale of the Portfolio's shares, and any gain you realize on the exchange may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in a Portfolio.


                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of the Portfolios' shares for the past five years (or for the period since a particular Portfolio began operations). Certain information reflects the financial performance of a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements and related notes, is included in the annual report, which is available on request.

                         LARGE COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                            INVESTMENT CLASS SHARES

                                                               FOUR MONTH                YEAR ENDED AUGUST 31,
                                                 YEAR ENDED   PERIOD ENDED ----------------------------------------------
                                                  12/31/03      12/31/02 1   2002        2001         2000         1999
                                                 ----------   ------------   ----        ----         ----         ----
Net asset value, beginning of period............  $ 23.59        $24.22     $ 29.12     $ 46.36      $ 36.37     $ 26.09
                                                 --------      --------    --------    --------     --------    --------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)....................    (0.05)***      0.02***     0.04***    (0.08)***    (0.12)***   (0.05)
Net realized and unrealized gain/(loss) on
   investments..................................     6.29         (0.61)      (4.86)     (16.65)       10.55       12.30
                                                 --------      --------    --------    --------     --------    --------

Total from investment operations................     6.24         (0.59)      (4.82)     (16.73)       10.43       12.25
                                                 --------      --------    --------    --------     --------    --------

LESS DISTRIBUTIONS:
Dividends from net investment income............       --         (0.04)         --          --           --       (0.02)
Distributions from capital gains................       --            --       (0.08)      (0.51)       (0.44)      (1.95)
                                                 --------      --------    --------    --------     --------    --------

Total distributions.............................       --         (0.04)      (0.08)      (0.51)       (0.44)      (1.97)
                                                 --------      --------    --------    --------     --------    --------
Net asset value, end of period..................  $ 29.83        $23.59     $ 24.22     $ 29.12      $ 46.36     $ 36.37
                                                 --------      --------    --------    --------     --------    --------
Total return 2 .................................   26.45%       (2.42)%**  (16.61)%    (36.33)%       28.84%      48.46%
                                                 --------      --------    --------    --------     --------    --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end period (in 000's)............... $365,658      $243,890    $249,328    $354,633     $656,711    $454,853
Operating expenses excluding custody earnings
   credit.......................................    1.37%         0.95%*      0.90%       0.84%        0.84%       0.95%
Operating expenses including
   reimbursement/waiver/custody earnings credit.    1.36%         0.95%*      0.89%       0.83%        0.83%       0.90%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.    1.47%         1.45%*      0.90%       0.84%        0.84%       0.95%
Net investment income / (loss) including
   reimbursement/waiver/custody earnings credit.  (0.20)%         0.28%*      0.14%     (0.23)%      (0.28)%     (0.11)%
Portfolio turnover rate.........................      93%           21%**       47%         43%          50%         35%

_____________________________
*   Annualized.
**  Non-annualized.
*** The  selected  per  share  data was  calculated  using  the  average  shares outstanding  method for the period.
(1) The  Portfolio's  fiscal year-end  changed  from   August 31 to December 31,
    effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                         LARGE COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                 INSTITUTIONAL CLASS SHARES

                                                                    FOUR MONTH                 YEAR ENDED AUGUST 31,
                                                      YEAR ENDED   PERIOD ENDED   -----------------------------------------
                                                       12/31/03      12/31/02 1   2002        2001      2000         1999
                                                      ----------   ------------   ----        ----      ----         ----
Net asset value, beginning of period.................   $23.81        $24.51     $ 29.39     $ 46.63   $ 36.47     $ 26.12
                                                       -------       -------     -------     -------   -------     -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................     0.03***       0.05***     0.12***    0.03***    0.01***     0.03
Net realized and unrealized gain/(loss) on
   investments.......................................     6.36         (0.62)      (4.92)     (16.76)    10.59       12.31
                                                       -------       -------     -------     -------   -------     -------

Total from investment operations.....................     6.39         (0.57)      (4.80)     (16.73)    10.60       12.34
                                                       -------       -------     -------     -------   -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income.................    (0.07)        (0.13)         --          --        --       (0.04)
Distributions from capital gains.....................       --            --       (0.08)      (0.51)    (0.44)      (1.95)
                                                       -------       -------     -------     -------   -------     -------

Total distributions..................................    (0.07)        (0.13)      (0.08)      (0.51)    (0.44)      (1.99)
                                                       -------       -------     -------     -------   -------     -------
Net asset value, end of period.......................   $30.13        $23.81     $ 24.51     $ 29.39   $ 46.63     $ 36.47
                                                       -------       -------     -------     -------   -------     -------
Total return 2.......................................   26.85%       (2.32)%**  (16.39)%    (36.12)%    29.23%      48.81%
                                                       -------       -------     -------     -------   -------     -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................. $160,814       $82,459     $84,271    $108,794  $149,043     $72,773
Operating expenses excluding custody earnings
   credit............................................    1.05%         0.64%*      0.59%       0.52%     0.53%       0.67%
Operating expenses including
   reimbursement/waiver/custody earnings credit......    1.04%         0.64%*      0.58%       0.51%     0.52%       0.62%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit......    1.15%         1.14%*      0.59%       0.52%     0.53%       0.67%
Net investment income including
   reimbursement/waiver/custody earnings credit......    0.12%         0.59%*      0.45%       0.09%     0.03%       0.18%
Portfolio turnover rate..............................      93%           21%**       47%         43%       50%         35%

______________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               INVESTMENT CLASS SHARES

                                                              FOUR MONTH                  YEAR ENDED AUGUST 31,
                                                  YEAR ENDED PERIOD ENDED --------------------------------------------
                                                   12/31/03    12/31/02 1   2002       2001        2000       1999
                                                  ---------- ------------   ----       ----        ----       ----
Net asset value, beginning of period.............   $16.03      $17.59     $ 21.09    $ 19.91     $ 21.02   $ 19.29
                                                   -------     -------     -------    -------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................     0.13***     0.08***     0.21***    0.27***     0.28***   0.28
Net realized and unrealized gain/(loss) on
   investments...................................     4.44       (1.40)      (2.41)      1.09       (0.02)     3.32
                                                   -------     -------     -------    -------     -------   -------

Total from investment operations.................     4.57       (1.32)      (2.20)      1.36        0.26      3.60
                                                   -------     -------     -------    -------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.............    (0.08)      (0.24)      (0.27)     (0.18)      (0.31)    (0.33)
Distributions from capital gains.................       --          --       (1.03)        --       (1.06)    (1.54)
                                                   -------     -------     -------    -------     -------   -------

Total distributions..............................    (0.08)      (0.24)      (1.30)     (0.18)      (1.37)    (1.87)
                                                   -------     -------     -------    -------     -------   -------
Net asset value, end of period...................   $20.52      $16.03     $ 17.59    $ 21.09     $ 19.91   $ 21.02
                                                   -------     -------     -------    -------     -------   -------
Total return 2...................................   28.51%     (7.49)%**  (10.94)%      6.81%       1.71%    18.78%
                                                   -------     -------     -------    -------     -------   -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $35,997     $25,327    $ 30,131   $ 31,455    $ 21,490   $19,814
Operating expenses excluding custody earnings
   credit........................................    1.56%       1.17%*      1.04%      0.98%       1.01%     1.06%
Operating expenses including
   reimbursement/waiver/custody earnings credit..    1.55%       1.16%*      1.03%      0.95%       0.98%     1.04%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..    1.67%       1.67%*      1.04%      0.98%       1.01%     1.06%
Net investment income including
   reimbursement/waiver/custody earnings credit..    0.75%       1.39%*      1.06%      1.28%       1.51%     1.58%
Portfolio turnover rate..........................     103%         19%**       72%        77%        110%       57%

______________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH                YEAR ENDED AUGUST 31,
                                               YEAR ENDED   PERIOD ENDED ------------------------------------------
                                                12/31/03      12/31/02 1   2002       2001       2000       1999
                                               ----------   ------------   ----       ----       ----       ----
Net asset value, beginning of period..........   $16.04        $17.64     $ 21.14    $ 19.93    $ 21.04   $ 19.29
                                                -------       -------     -------    -------    -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................     0.18***       0.09***     0.26***    0.33***    0.33***   0.37
Net realized and unrealized gain/(loss) on
   investments................................     4.44         (1.40)      (2.41)      1.08      (0.01)     3.28
                                                -------       -------     -------    -------    -------   -------

Total from investment operations..............     4.62         (1.31)      (2.15)      1.41       0.32      3.65
                                                -------       -------     -------    -------    -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income .........    (0.11)        (0.29)      (0.32)     (0.20)     (0.37)    (0.36)
Distributions from capital gains..............       --            --       (1.03)        --      (1.06)    (1.54)
                                                -------       -------     -------    -------    -------   -------

Total distributions...........................    (0.11)        (0.29)      (1.35)     (0.20)     (1.43)    (1.90)
                                                -------       -------     -------    -------    -------   -------
Net asset value, end of period................   $20.55        $16.04     $ 17.64    $ 21.14    $ 19.93   $ 21.04
                                                -------       -------     -------    -------    -------   -------
Total return 2................................   28.83%       (7.44)%**  (10.71)%      7.08%      2.06%    19.05%
                                                -------       -------     -------    -------    -------   -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's)..........  $30,224       $33,934     $37,133    $54,525    $58,566   $56,719
Operating expenses excluding custody
   earnings credit............................    1.31%         0.94%*      0.79%      0.71%      0.74%     0.79%
Operating expenses including
   reimbursement/waiver/custody earnings
   credit.....................................    1.30%         0.93%*      0.78%      0.68%      0.71%     0.77%
Operating expenses excluding
   reimbursement/waiver/custody earnings
   credit.....................................    1.42%         1.44%*      0.79%      0.71%      0.74%     0.79%
Net investment income including
   reimbursement/waiver/custody earnings
   credit.....................................    1.00%         1.62%*      1.31%      1.55%      1.78%     1.86%
Portfolio turnover rate.......................     103%           19%**       72%        77%       110%       57%

________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return  represents  aggregate total return for the period  indicated.

                 SMALL COMPANY GROWTH PORTFOLIO FOR A PORTFOLIO
                    SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   INVESTMENT CLASS SHARES

                                                              FOUR MONTH                  YEAR ENDED AUGUST 31,
                                                 YEAR ENDED  PERIOD ENDED  ----------------------------------------------
                                                  12/31/03    12/31/02 1  2002         2001         2000         1999
                                                 ---------- ------------  ----         ----         ----         ----
Net asset value, beginning of period.............  $11.48      $11.89     $ 12.91     $ 17.80     $ 13.34     $ 11.78
                                                  -------     -------     -------     -------     -------     -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss..............................   (0.26)***   (0.06)***   (0.19)***   (0.21)***   (0.21)***   (0.57)***
Net realized and unrealized gain/(loss) on
   investments...................................    4.51       (0.35)      (0.83)      (2.23)       4.67        3.01
                                                  -------     -------     -------     -------     -------     -------

Total from investment operations.................    4.25       (0.41)      (1.02)      (2.44)       4.46        2.44
                                                  -------     -------     -------     -------     -------     -------

LESS DISTRIBUTIONS:
Distributions from capital gains.................      --          --          --       (2.45)         --       (0.88)
                                                  -------     -------     -------     -------     -------     -------

Total distributions..............................      --          --          --       (2.45)         --       (0.88)
                                                  -------     -------     -------     -------     -------     -------
Net asset value, end of period...................  $15.73      $11.48     $ 11.89     $ 12.91     $ 17.80     $ 13.34
                                                  -------     -------     -------     -------     -------     -------
Total return 2...................................  37.02%     (3.45)%**   (7.90)%    (13.87)%      33.43%      20.79%
                                                  -------     -------     -------     -------     -------     -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............. $11,224      $7,048     $ 7,253     $ 6,894     $ 8,871      $8,907
Operating expenses excluding custody earnings
   credit........................................   2.51%       2.54%*      1.85%       1.75%       1.56%       1.50%
Operating expenses including
   reimbursement/waiver/custody earnings credit..   2.51%       2.53%*      1.83%       1.72%       1.52%       1.46%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..   3.11%       3.14%*      1.90%       1.90%       1.71%       1.65%
Net investment loss including
   reimbursement/waiver/custody earnings credit.. (1.98)%     (1.67)%*    (1.50)%     (1.50)%     (1.36)%     (1.20)%
Portfolio turnover rate..........................    162%         35%**       84%         91%        127%        153%

________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                 INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH                   YEAR ENDED AUGUST 31,
                                                YEAR ENDED  PERIOD ENDED  ----------------------------------------------
                                                 12/31/03    12/31/02 1    2002         2001        2000        1999
                                                ----------  ------------   ----         ----        ----        ----
Net asset value, beginning of period............  $11.61      $12.04      $ 13.04      $ 17.91    $ 13.38     $ 11.79
                                                 -------     -------      -------      -------    -------     -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.............................   (0.23)***   (0.06)***    (0.16)***    (0.17)***  (0.17)***   (0.54)
Net realized and unrealized gain/(loss) on
   investments..................................    4.56       (0.37)       (0.84)       (2.25)      4.70        3.01
                                                 -------     -------      -------      -------    -------     -------

Total from investment operations................    4.33       (0.43)       (1.00)       (2.42)      4.53        2.47
                                                 -------     -------      -------      -------    -------     -------

LESS DISTRIBUTIONS:
Distributions from capital gains................      --          --           --        (2.45)        --       (0.88)
                                                 -------     -------      -------      -------    -------     -------

Total distributions.............................      --          --           --        (2.45)        --       (0.88)
                                                 -------     -------      -------      -------    -------     -------
Net asset value, end of period..................  $15.94      $11.61       $12.04       $13.04    $ 17.91     $ 13.38
                                                 -------     -------      -------      -------    -------     -------
Total return 2..................................  37.30%     (3.57)%**    (7.67)%     (13.66)%     33.86%      21.04%
                                                 -------     -------      -------      -------    -------     -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $159        $290       $3,404       $5,818     $6,802      $5,011
Operating expenses excluding custody earnings
   credit.......................................   2.28%       2.27%*       1.57%        1.47%      1.28%       1.31%
Operating expenses including
   reimbursement/waiver/custody earnings credit.   2.28%       2.26%*       1.55%        1.44%      1.24%       1.27%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.   2.88%       2.87%*       1.62%        1.62%      1.43%       1.46%
Net investment loss including
   reimbursement/waiver/custody earnings credit. (1.75)%     (1.40)%*     (1.22)%      (1.22)%    (1.08)%     (1.01)%
Portfolio turnover rate.........................    162%         35%**        84%          91%       127%        153%

______________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  INVESTMENT CLASS SHARES

                                                               FOUR MONTH                   YEAR ENDED AUGUST 31,
                                                  YEAR ENDED  PERIOD ENDED   -----------------------------------------------
                                                   12/31/03    12/31/02 1    2002        2001       2000       1999
                                                  ----------  -----------    ----        ----       ----       ----
Net asset value, beginning of period.............   $14.34     $14.84       $15.53      $12.31    $ 13.60    $ 13.77
                                                   -------    -------      -------     -------    -------    -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................    0.04***     0.04***      0.16***     0.17***    0.18***    0.09
Net realized and unrealized gain/(loss) on
   investments...................................     5.18      (0.29)       (0.71)       3.17      (0.98)      0.79
                                                   -------    -------      -------     -------    -------    -------

Total from investment operations.................     5.22      (0.25)       (0.55)       3.34      (0.80)      0.88
                                                   -------    -------      -------     -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income.............    (0.04)     (0.25)       (0.14)      (0.12)     (0.24)     (0.19)
                                                   -------    -------      -------     -------    -------    -------

Distributions from capital gains.................       --         --           --          --      (0.25)     (0.86)
                                                   -------    -------      -------     -------    -------    -------

Total distributions..............................    (0.04)     (0.25)       (0.14)      (0.12)     (0.49)     (1.05)
                                                   -------    -------      -------     -------    -------    -------
Net asset value, end of period...................   $19.52     $14.34       $14.84      $15.53     $ 12.31   $ 13.60
                                                   -------    -------      -------     -------    -------    -------
Total return 2...................................   36.41%    (1.66)%**    (3.59)%      27.28%    (5.83)%      6.20%
                                                   -------    -------      -------     -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $13,441    $16,245      $20,325     $24,342     $7,332    $26,395
Operating expenses excluding custody earnings
   credit........................................    1.52%      1.54%*       1.16%       1.24%      1.17%      1.08%
Operating expenses including
   reimbursement/waiver/custody earnings credit..    1.52%      1.53%*       1.14%       1.18%      1.15%      1.02%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..    2.12%      2.14%*       1.21%       1.39%      1.32%      1.23%
Net investment income including
   reimbursement/waiver/custody earnings credit..    0.22%      0.82%*       1.02%       1.24%      1.51%      1.71%
Portfolio turnover rate..........................     124%        43%**       117%         95%        94%       113%

 ________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH                YEAR ENDED AUGUST 31,
                                                 YEAR ENDED PERIOD ENDED    ------------------------------------------
                                                  12/31/03   12/31/02 1     2002        2001        2000       1999
                                                 ---------- ------------    ----        ----        ----       ----
Net asset value, beginning of period.............  $14.35     $ 14.86      $ 15.53     $ 12.31    $ 13.61    $ 13.76
                                                  -------     -------      -------     -------    -------    -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................    0.08***     0.05***      0.20***     0.21***    0.21***    0.14
Net realized and unrealized gain/(loss) on
   investments...................................    5.21       (0.28)       (0.71)       3.16      (0.99)      0.77
                                                  -------     -------      -------     -------    -------    -------

Total from investment operations.................    5.29       (0.23)       (0.51)       3.37      (0.78)      0.91
                                                  -------     -------      -------     -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income....            (0.09)      (0.28)       (0.16)      (0.15)     (0.27)     (0.20)

Distributions from capital gains.................      --          --           --          --     (0.25)      (0.86)
                                                  -------     -------      -------     -------    -------    -------

Total distributions..............................   (0.09)      (0.28)       (0.16)      (0.15)     (0.52)     (1.06)
                                                  -------     -------      -------     -------    -------    -------
Net asset value, end of period...................  $19.55      $14.35      $ 14.86     $ 15.53    $ 12.31    $ 13.61
                                                  -------     -------      -------     -------    -------    -------
Total return 2...................................  36.86%     (1.57)%**    (3.34)%      27.51%    (5.61)%      6.43%
                                                  -------     -------      -------     -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............. $10,142      $9,285       $9,570     $14,791    $11,739    $11,627
Operating expenses excluding custody earnings
   credit........................................   1.23%       1.28%*       0.92%       1.00%      0.95%      0.85%
Operating expenses including
   reimbursement/waiver/custody earnings credit..   1.23%       1.27%*       0.90%       0.94%      0.93%      0.79%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..   1.83%       1.88%*       0.97%       1.15%      1.10%      1.00%
Net investment income including
   reimbursement/waiver/custody earnings credit..   0.51%       1.08%*       1.26%       1.48%      1.73%      1.94%
Portfolio turnover rate..........................    124%         43%**       117%         95%        94%       113%

_________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   INVESTMENT CLASS SHARES

                                                              FOUR MONTH         YEAR ENDED AUGUST 31,         PERIOD
                                                 YEAR ENDED   PERIOD ENDED  -------------------------------     ENDED
                                                  12/31/03     12/31/02 1   2002        2001        2000      8/31/99 3
                                                 ----------  ------------   ----        ----        ----     ---------
Net asset value, beginning of period............    $7.10        $7.39      $ 8.93     $ 12.23    $ 10.32    $ 10.00
                                                  -------      -------     -------     -------    -------    -------

INCOME/(LOSS) INVESTMENT OPERATIONS:
Net investment income...........................     0.05***      0.01***     0.05***     0.06***    0.06***    0.02
Net realized and unrealized gain/(loss) on
   investments..................................     2.05        (0.25)      (1.55)      (3.19)      1.91       0.30
                                                  -------      -------     -------     -------    -------    -------

Total from investment operations................     2.10        (0.24)      (1.50)      (3.13)      1.97       0.32
                                                  -------      -------     -------     -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income............    (0.03)       (0.05)      (0.04)      (0.03)     (0.04)        --
Distributions from capital gains................       --           --          --       (0.14)     (0.02)        --
                                                  -------      -------     -------     -------    -------    -------
Total distributions.............................    (0.03)       (0.05)      (0.04)      (0.17)     (0.06)        --
                                                  -------      -------     -------     -------    -------    -------
Net asset value, end of period..................    $9.17        $7.10      $ 7.39      $ 8.93    $ 12.23    $ 10.32
                                                  -------      -------     -------     -------    -------    -------
Total return 2..................................   29.62%      (3.23)%**  (16.95)%    (25.82)%     19.14%      3.20%**
                                                  -------      -------     -------     -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............ $107,818      $63,224     $59,466     $83,421    $85,704    $99,986
Operating expenses excluding custody earnings
   credit.......................................    1.06%        1.23%*      0.87%       0.67%      0.62%      0.69%*
Operating expenses including
   reimbursement/waiver/custody earnings credit.    1.05%        1.22%*      0.86%       0.64%      0.60%      0.60%*
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.    1.06%        1.23%*      1.01%       0.98%      0.97%      1.33%*
Net investment income including
   reimbursement/waiver/custody earnings credit.    0.66%        0.59%*      0.53%       0.54%      0.54%      0.60%*
Portfolio turnover rate.........................       3%           6%**       22%          8%        61%         4%**

_____________________________
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.
(3) The Wilshire 5000 Index Portfolio Investment Class Shares commenced operations on February 1, 1999.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH      YEAR ENDED AUGUST 31,        PERIOD
                                                 YEAR ENDED PERIOD ENDED  ---------------------------     ENDED
                                                  12/31/03   12/31/02 1    2002      2001       2000    8/31/99 3
                                                 ---------- -----------    ----      ----       ----    ---------
Net asset value, beginning of period............    $7.10     $7.41       $8.95     $12.25     $10.33     $10.00
                                                  -------   -------     -------    -------    -------    -------

INCOME/(LOSS) INVESTMENT OPERATIONS:
Net investment income...........................     0.08***   0.02***     0.07***    0.09***    0.10***    0.03
Net realized and unrealized gain/(loss) on
   investments..................................     2.05     (0.26)      (1.54)     (3.19)      1.91       0.30
                                                  -------   -------     -------    -------    -------    -------

Total from investment operations................     2.13     (0.24)      (1.47)     (3.10)      2.01       0.33
                                                  -------   -------     -------    -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income............    (0.05)    (0.07)      (0.07)     (0.06)     (0.07)        --
Distributions from capital gains................       --        --          --      (0.14)     (0.02)        --
                                                  -------   -------     -------    -------    -------    -------
Total distributions.............................    (0.05)    (0.07)      (0.07)     (0.20)     (0.09)        --
                                                  -------   -------     -------    -------    -------    -------
Net asset value, end of period..................    $9.18     $7.10       $7.41      $8.95     $12.25     $10.33
                                                  -------   -------     -------    -------    -------    -------
Total return 2..................................   30.05%   (3.18)%**  (16.58)%   (25.56)%     19.45%      3.30%**
                                                  -------   -------     -------    -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............  $23,621   $15,245     $19,999    $22,799    $17,651       $183
Operating expenses excluding custody earnings
   credit.......................................    0.76%     0.95%*      0.58%      0.37%      0.37%      0.48%*
Operating expenses including
   reimbursement/waiver/custody earnings credit.    0.75%     0.94%*      0.57%      0.34%      0.35%      0.35%*
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.    0.76%     0.95%*      0.72%      0.68%      0.72%      1.32%*
Net investment income including
   reimbursement/waiver/custody earnings credit.    0.96%     0.87%*      0.82%      0.84%      0.79%      1.20%*
Portfolio turnover rate.........................       3%        6%**       22%         8%        61%         4%**

____________________________
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.
(3) The Wilshire 5000 Index Portfolio Institutional Class Shares commenced operations on February 1, 1999.

The following notice does not constitute part of and is not incorporated into the prospectus for the Company.


                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.


INFORMATION WE COLLECT
We collect and retain nonpublic personal information about you that may include:

o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE
We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

o Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

o    Companies that provide  services for us to help market our products to you;
     and

o    Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY
Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY
Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


The Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS
You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolios' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION   ("SAI")
The SAI provides more detailed information about the Portfolios and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS
You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolios by contacting us at:


Wilshire Mutual Funds, Inc.
c/o PFPC Inc.
P.O. Box 9807
Providence, RI 02940
Or by calling toll free 1-888-200-6796
(HTTP://WWW.WILFUNDS.COM)


You can review and copy information about the Portfolios including the annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o    For a duplicating fee, by writing or e-mailing the Public Reference Section
     of  the   Commission,   Washington,   D.C.   20549-0102,   e-mail  address:
     publicinfo@sec.gov

o Free from the Commission's EDGAR database on its Internet Website at HTTP://WWW.SEC.GOV

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
--------------------------------------------------------------------------------

PROSPECTUS                          WILSHIRE                         MAY 1, 2004
                           WILSHIRE MUTUAL FUNDS, INC.


                             QUALIFIED CLASS SHARES
                                       OF
                          WILSHIRE 5000 INDEX PORTFOLIO
                            (HTTP://WWW.WILFUNDS.COM)
_______________________________________________________________________________

TABLE OF CONTENTS                                            PAGE
Introduction ................................................  2
Investment and Risk Summary .................................  2
  Main Investment Strategies ................................  2
  Who May Want to Invest in the Portfolio ...................  3
  Main Investment Risks .....................................  3
Performance and Fee Information .............................  3
More Information about Investments and Risks ................  5
Management of the Portfolio .................................  6
  Investment Adviser ........................................  6
  Investment Sub-Adviser ....................................  6
  Service and Distribution Plan .............................  7
  Shareholder Services Plan..................................  7
Shareholder Information .....................................  7
Purchases and Redemptions of Shares..........................  7
Right to Reject Purchase or Exchange Orders .................  8
Dividend and Distribution Information .......................  8
Tax Information .............................................  9
Financial Highlights ........................................  9


_______________________________________________________________________________

AS WITH ALL  MUTUAL  FUNDS,  THE  SECURITIES  AND  EXCHANGE  COMMISSION  HAS NOT
APPROVED OR DISAPPROVED ANY SHARES OF THIS PORTFOLIO OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
_______________________________________________________________________________

                                  INTRODUCTION


This prospectus describes the Qualified Class Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").


The Portfolio's investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.

On the following pages you will find important information about the Portfolio and its Qualified Class Shares, including:


o the main investment strategies used by Wilshire Associates Incorporated ("Wilshire"), the Portfolio's investment adviser, and Los Angeles Capital Management and Equity Research ("LA Capital"), the Portfolio's sub-adviser, in seeking to achieve the Portfolio's objective;


o    the main risks of an investment in the Portfolio;

o    the Portfolio's past performance measured on a year-by-year basis; and

o    the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------
SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

o Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

o Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

o Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 5,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                     WHO MAY WANT TO INVEST IN THE PORTFOLIO

Individuals cannot invest in Qualified Class Shares directly. Qualified Class Shares are available only through a variable annuity contract your employer purchases from an insurance company (an "Insurer").

The Portfolio may appeal to you if:

o    you are a long-term investor or saver;

o    you seek growth of capital;

o    you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

o you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

The Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                         PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Qualified Class Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN


2001 (11.56)%
2002 (21.38)%
2003  29.45%

During the period shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was (16.83)% (quarter ended 9/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                1 YEAR      SINCE INCEPTION(1)
                                ------      ------------------
Qualified Class Shares ........ 29.45%            (4.03)%
Wilshire 5000 Index (2) ....... 31.64%            (1.84)%

(1) Inception date (commencement of investment operations) of the Qualified Class of Shares was May 10, 2000.
(2) Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.



                 FEES AND EXPENSES OF THE QUALIFIED CLASS SHARES

This table shows the fees and expenses you may pay when you buy and hold Qualified Class Shares of the Portfolio. These fees and expenses do not reflect expenses imposed by separate accounts of the Insurers through which an investment in the Portfolio is made. See your employer's variable annuity contract disclosure document for a description of those contract charges and expenses.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                                              QUALIFIED CLASS
                                                              ---------------
Management Fees ..............................................    0.10%
Distribution and Service (12b-1) Fees ........................    0.25%
Other Expenses ...............................................    0.80%
                                                                  ----
Total Annual Portfolio Operating Expenses ....................    1.15%
                                                                  ----



EXAMPLE:

This example helps you to compare the cost of investing in the Qualified Class Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                                           QUALIFIED CLASS
                                                           ---------------
1 Year......................................................   $117
3 Years.....................................................   $365
5 Years.....................................................   $633
10 Years...................................................  $1,398

                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.


LA Capital manages the Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Portfolio expenses) through statistical sampling procedures. LA Capital does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LA Capital expects the correlation between the performance of the Index and the Portfolio to be over 0.95 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance may be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Portfolio shares.


                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolio involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


INDEX RISK. There is a risk that the Portfolio's performance may not match the Index exactly. The Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Portfolio incurs administrative expenses and transaction costs in trading stocks.

                           MANAGEMENT OF THE PORTFOLIO

                               INVESTMENT ADVISER


Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2004, managed approximately $7 billion in assets.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level investment professionals, many of whom are principals of the firm, with significant investment experience.


As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval.


                             INVESTMENT SUB-ADVISERS


The Securities and Exchange Commission (the "SEC") has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire has entered into a sub-advisory agreement with LA Capital to manage the Portfolio subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolio. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LA Capital, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2004 managed approximately $2.8 billion in assets.

                          SERVICE AND DISTRIBUTION PLAN

The Portfolio has adopted a Service and Distribution Plan for its Qualified Class Shares (the "Plan"). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of those shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations, and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

                            SHAREHOLDER SERVICES PLAN

The Portfolio has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain shareholder services provided by Insurers or other financial intermediaries.


                             SHAREHOLDER INFORMATION

                       PURCHASES AND REDEMPTIONS OF SHARES

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an Insurer with which the Portfolio has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer's contract disclosure document.


Qualified Class Shares of the Portfolio are offered to Insurers without a sales charge. Each Insurer submits purchase and redemption orders to the Portfolio on a daily basis. Insurers may purchase shares on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares, if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates. When an Insurer purchases Qualified Class Shares of the Portfolio, the price it pays per share is the net asset value of the shares next determined after we receive its purchase order. Similarly, the price an Insurer receives when it redeems shares is the net asset value of the shares next determined after we receive the redemption request. We calculate the net asset value per share of each class of the Portfolio at the close of business of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Net asset value is calculated by adding the value of the individual securities held by the Portfolio and attributable to the Qualified Class Shares, subtracting the liabilities of the Qualified Class Shares, and dividing by the total number of Qualified Class Shares outstanding. We value each individual security by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined by or under the direction of the Board of Directors of the Company.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 11 of this prospectus.

                   RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

You should make purchases and exchanges for investment purposes only. The Company attempts to prohibit market timing because short-term or other excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. The Company reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, redemptions of shares within five days of purchase will be considered excessive, and exchange activity may be limited to four substantial exchanges within one calendar year period, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors, and systematic withdrawal programs. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Company reserves the right to delay for up to two business days the processing of exchange requests if, in the Company's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase sides of the exchange will be processed at the conclusion of the delay period.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolio receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                      DIVIDEND AND DISTRIBUTION INFORMATION

The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends and capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Qualified Class Shares of the Portfolio. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Portfolio.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an Insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


                                 TAX INFORMATION

The Portfolio ordinarily declares and distributes net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions to Insurers from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. The Portfolio intends to distribute substantially all of its net investment income and net realized securities gains on a current basis. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer's contract disclosure document for a discussion of the impact on you of income taxes an Insurer may owe as a result of its ownership of shares of the Portfolio, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of an Insurer's investment in the Portfolio.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Qualified Class Shares were first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            QUALIFIED CLASS SHARES
                                                                            ----------------------
                                                             FOUR MONTH     YEAR ENDED AUGUST 31,
                                                 YEAR ENDED PERIOD ENDED    ---------------------   PERIOD ENDED
                                                 12/31/03    12/31/02 1       2002        2001       8/31/00 3
                                                 ---------  ------------      ----        ----     ------------
Net asset value, beginning of period ...........   $7.09        $7.36        $ 8.90     $ 12.23      $ 10.94
                                                  ------       ------        ------     -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment income*** .......................    0.04         0.01          0.04        0.05         0.09
Net realized and unrealized gain/(loss)
   on investments ..............................    2.05        (0.25)        (1.54)      (3.19)        1.20
                                                  ------       ------        ------     -------      -------

Total from investment operations ...............    2.09        (0.24)        (1.50)      (3.14)        1.29
                                                  ------       ------        ------     -------      -------

LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.03)       (0.03)        (0.04)      (0.05)          --
Distributions from capital gains ...............      --           --            --       (0.14)          --
                                                  ------       ------        ------     -------      -------

Total distributions ............................   (0.03)       (0.03)        (0.04)      (0.19)          --
                                                  ------       ------        ------     -------      -------
Net asset value, end of period .................   $9.15        $7.09        $ 7.36      $ 8.90      $ 12.23
                                                  ------       ------        ------     -------      -------

Total return 2 .................................  29.45%      (3.22)%**    (16.93)%    (25.90)%       11.79%**
                                                  ------       ------        ------     -------      -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........  $3,565       $1,730        $2,073      $1,770      $ 1,158
Operating expenses excluding custody
  earnings credit ..............................   1.15%        1.35%*        0.98%       0.77%        0.62%*
Operating expenses including
  reimbursement/waiver/custody
  earnings credit ..............................   1.14%        1.34%*        0.97%       0.74%        0.60%*
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit ..............................   1.15%        1.35%*        1.12%       1.08%        0.97%*
 Net investment income including
   reimbursement/waiver/custody
   earnings credit .............................   0.58%        0.47%*        0.42%       0.44%        0.54%*
Portfolio turnover rate ........................      3%           6%**          22%         8%          61%**

*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.
(3)  The  Wilshire  5000  Index  Portfolio   Qualified  Class  Shares  commenced
     operations on May 10, 2000.

                    The following notice does not constitute
              part of and is not incorporated into the prospectus.


                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.


INFORMATION WE COLLECT
We collect and retain nonpublic personal information about you that may include:

o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE
We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

o Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

o    Companies that provide  services for us to help market our products to you;
     and

o    Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY
Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY
Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


The Wilshire Mutual Funds, Inc. value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS
You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION  ("SAI")
The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS
You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolio by contacting us at:


                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940
                     Or by calling toll free 1-888-200-6796
                            (HTTP://WWW.WILFUNDS.COM)


You can review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o    For a duplicating fee, by writing or e-mailing the Public Reference Section
     of  the   Commission,   Washington,   D.C.   20549-0102,   e-mail  address:
     publicinfo@sec.gov.

o Free from the Commission's EDGAR database on its Internet Website at HTTP://WWW.SEC.GOV

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
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